NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund
Nationwide Tax-Free Income Fund

Supplement dated October 9, 2008 to the Prospectus dated February 28, 2008 (as revised May 5, 2008)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective September 22, 2008, Paul Rocheleau has replaced Shane Johnston as a portfolio manager to the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund, which are managed by Morley Capital Management, Inc. As a result, the paragraphs under the section entitled “Portfolio Management –Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund” on page 31 have been restated in their entirety as follows:

Perpetua M. Phillips, vice president and senior portfolio manager, and
Paul Rocheleau, portfolio manager, are responsible for the day-to-day management of the Funds, including the selection of the Funds’
investments.

Ms. Phillips joined Morley in 1999. She has over 20 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Rocheleau joined Morley in 2006. Prior to that, he was a portfolio manager at Crabbe Huson Group and its successor, Columbia Asset
Management, from 1992 to 2003. Mr. Rocheleau earned a bachelor’s degree in economics from the University of Vermont.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE